Exhibit 10.28

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

AMENDMENT NO. 8 TO NETWORK SERVICES AGREEMENT

That certain NETWORK SERVICES AGREEMENT (the “Agreement”), dated September 28, 2001, by and between SAVVIS Communications Corporation, a Delaware corporation (“SAVVIS”), and Reuters Limited, a company incorporated in England under registered number 145516 (“Reuters”), is hereby amended effective October 1, 2003 (the “Effective Date”) by this Amendment No. 8 (the “Amendment”), as follows:

1.	Section 1.7 of Schedule 3 of the Agreement on Internet Access Pricing is deleted in its entirety and replaced with Exhibit A hereto.

2.	Section 5.2 of Schedule 5 of the Agreement on Internet Access Service Level Agreement is deleted in its entirety and replaced with Exhibit B hereto.

3.	Section 6.2(C)(iii) of Schedule 5 of the Agreement is deleted in its entirety and replaced with Exhibit C hereto.

4.	Section 6.2(C)(iv) and Section 6.2(C)(v) of Schedule 5 of the Agreement shall be amended by replacing all references to “Section 5.1” with the following:

a.	“Section 5.1, with respect to Managed Services, Data Feed Collection Network or Office Automation Network, or Section 5.2, with respect to Internet Access”.

5.	Section 6.2(D) of Schedule 5 of the Agreement shall be amended by adding a new subsection (vii), as set forth on Exhibit D hereto.

6.	This Amendment shall be executed by both parties in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

7.	Any defined terms not defined herein shall be as defined in the Agreement. Except as otherwise provided herein, all of the terms and conditions of the Agreement shall remain in full force and effect as set forth therein.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 8 to the Network Services Agreement to be executed as of the Effective Date.

SAVVIS COMMUNICATIONS CORPORATION

By	/s/ Matt Fanning

Name:	Matt Fanning
Title:	EVP

REUTERS LIMITED

By	/s/ Michael Sayers

Name:	Michael Sayers
Title:	Global Head of Operations and Technology

EXHIBIT A

SCHEDULE 3, SECTION 1.7

PRICING for DEDICATED AND BURSTABLE INTERNET ACCESS

Exhibit A

Dedicated Internet Access Proposal for Reuters

Port Monthly Recurring Charges

Country/City	64K		128K		512K		2M		10M		45M		155M	622M
Australia/Sydney	[**]		[**]		[**]		[**]		[**]
Belgium	[**]		[**]		[**]		[**]		[**]		[**]
Brazil	[**]		[**]		[**]		[**]
Canada	[**]		[**]		[**]		[**]		[**]		[**]
Chile	[**]		[**]		[**]		[**]		[**]		[	**]
China	[	**]	[	**]	[	**]	[	**]	[	**]
Colombia	[**]		[**]		[**]
Czech Republic	[**]		[**]		[**]		[**]
Denmark	[**]		[**]		[**]		[**]		[**]		[**]
France	[**]		[**]		[**]		[**]		[**]		[**]
Finland	[**]		[**]		[**]		[**]		[**]		[**]
Germany	[**]		[**]		[**]		[**]		[**]		[**]		[**]
Hungary	[**]		[**]		[**]		[**]
HK	[**]		[**]		[**]		[**]		[**]
India	[**]		[**]		[**]		[**]		[**]
Indonesia	[**]		[**]		[**]		[**]		[**]
Ireland	[**]		[**]		[**]		[**]		[**]		[**]
Italy	[**]		[**]		[**]		[**]		[**]		[**]
Japan/Tokyo	[**]		[**]		[**]		[**]		[**]		[**]
Mexico	[**]		[**]		[**]		[**]
Netherlands	[**]		[**]		[**]		[**]		[**]		[**]
Norway	[**]		[**]		[**]		[**]		[**]		[**]
Pakistan	[	**]	[	**]	[	**]	[	**]
Peru	[	**]	[	**]
Poland	[**]		[**]		[**]		[**]
Portugal	[**]		[**]		[**]		[**]
Russia	[**]		[**]		[**]		[**]		[**]
Singapore	[**]		[**]		[**]		[**]		[**]		[**]
Slovakia *	[**]		[**]		[**]		[**]
Spain	[**]		[**]		[**]		[**]		[**]
Sri Lanka	[	**]	[	**]	[	**]	[	**]
Sweden	[**]		[**]		[**]		[**]		[**]		[**]
Switzerland	[**]		[**]		[**]		[**]		[**]		[**]		[**]
Thailand	[**]		[**]		[**]		[**]		[**]		[**]
Turkey *	[**]		[**]		[**]		[**]		[**]		[**]
UK	[**]		[**]		[**]		[**]		[**]		[**]		[**]	[**]
USA	[**]		[**]		[**]		[**]		[**]		[**]		[**]	[**]
Venezuela	[**]		[**]		[**]		[**]

Note 1: Pricing excludes any local access charges.

Note 2: Pricing for redundant solution is 2 x non-redundant solution price referenced above or less dependent upon the final     configuration.

TBD = To be determined

*	Longhauled to Frankfurt POP. Longhaul charges will be passed through.

SAVVIS Communications

Burstable Internet Access Proposal for Reuters

Geographical Bands
North America 1	North America 2	Europe 1	Europe 2	Asia 1	Asia 2
US	Canada	Switzerland	Belgium	Singapore	Japan
		UK	Denmark
France
Germany
Finland
Ireland
Netherlands
Norway
Spain

Monthly recurring charges—Port
Port Speed	Minimum (see Fixed Picing)
<=T1/E1	No Burst Service
10 Mbps	E1
DS3	10 Mbps
OC3/Fast Ethernet	DS3
OC12 & GigBit Ethernet	OC3

Monthly recurring charges—Usage
Region	Usage/mbps above Min.
NA 1	[**]
NA 2	[**]
Europe 1	[**]
Europe 2	[**]
Asia 1	[**]
Asia 2	[**]

Aggregate Burstable Usage	250Mbit/s	500Mbit/s	800Mbit/s	1Gbit/s	2Gbit/s
Additional Discounts	[**]	[**]	[**]	[**]	[**]

SAVVIS Communications

Dedicated Internet Access Proposal for Reuters

Port Install Charges

Installation Charges
Port Speed	Port	Telco
T1/E1	[**]	[**]
E3/DS3	[**]	[**]
OC3	[**]	[**]
OC12	[**]	[**]
Fast Ethernet	[**]	[**]
GigBit Ethernet	[**]	[**]

CPE Charges

CPE	1 Yr	2 Yr	3 Yr	Maint	Mgmt	Install
CISCO 2610 – Up to T1/E1	[**]	[**]	[**]	[**]	[**]	[**]
CISCO 3640 – Up to DS3/E3	[**]	[**]	[**]	[**]	[**]	[**]
CISCO 7204 – Up to OC3	[**]	[**]	[**]	[**]	[**]	[**]
Juniper M5 – Up to OC3	[**]	[**]	[**]	[**]	[**]	[**]
Juniper M10 – Up to OC12	[**]	[**]	[**]	[**]	[**]	[**]

[**] CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT B

SCHEDULE 5, SECTION 5.2

SLAs

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Service Level Description	Measurement Units (Average across all occurrences)	Measurement method over the Measurement Period	Minimum Service Level Commitment to be met by SAVVIS	Maximum “Creditable” Latency (msec)	Maximum “Not to Exceed” Latency (msec)

Installation Interval	Days	Notwithstanding the definition of “Installation Interval” in Section 2 of this Schedule 5, the interval shall be measured from the date on which Reuters places the order with SAVVIS to the date the Local Access Loop and Internet Access installation is successfully completed.

Not more than [**] for the installation and implementation of newly ordered SAVVIS DS-0, T-1 Circuits

Not more than [**] for the installation and implementation of newly ordered SAVVIS NxT1 or T-3 Circuits

Average Monthly Availability	Percentage	Percentage of time that the relevant Circuits and services are Available, less any planned maintenance Outages agreed with Reuters	[**] [**] [**]

Managed CPE Availability	Percentage	Percentage of time that each CPE managed by SAVVIS is available less any planned maintenance Outages agreed with Reuters	[**]

Average Monthly Core Packet Loss	Percentage	Percentage of data packets lost in the Core Network	[**]

Degradation of Service and packet loss when peering/transiting with other vendors	Percentage	Percentage of Local Packet Loss and percentage of packet loss when peering/transiting with other vendors.	[**]

Core Network	ms	Average latency	[**]	[**]	[**]

[**] CONFIDENTIAL TREATMENT REQUESTED

RTD—intra North America Note : 4		within Region	[**]	[**]	[**]

Core Network RTD—intra Europe Note 3	ms	Average latency within Region	[**]	[**]	[**]

Core Network RTD—intra Asia Note: 5	ms	Average latency within Region	[**]	[**]	[**]

Core Network RTD—London to USA Note 1	ms	Average latency between Regions	[**]	[**]	[**]

Core Network RTD—Europe to USA Note 1	ms	Average latency between Regions	[**]	[**]	[**]

Core Network RTD—Tokyo to USA Note: 2	ms	Average latency between Regions	[**]	[**]	[**]

Core Network RTD—Tokyo to Europe Note: 6	ms	Average latency between Regions	[**]	[**]	[**]

Core Network RTD—Sydney to London	ms	Average latency between Regions	[**]	[**]	[**]

Core Network RTD—Singapore to USA Note 2	ms	Average latency between Regions	[**]	[**]	[**]

Core Network RTD—Sydney to USA Note 2	ms	Average latency between Regions	[**]	[**]	[**]

Core Network RTD—Singapore to Europe Note; 6	ms	Average latency between Regions	[**]	[**]	[**]

[**] CONFIDENTIAL TREATMENT REQUESTED

Time to log fault and provide trouble ticket number	Minutes	From when Reuters first notifies SAVVIS help desk	[**]

Time to commence the resolution of a faulty SAVVIS managed CPE	Hours (24x 7)	From when Reuters first notifies SAVVIS help desk	[**]

MTTR for SAVVIS managed CPE and incidents on Local Access Loops	Hours (24x 7)	From when Reuters first notifies SAVVIS help desk	[**]

Time to swap out/replace faulty SAVVIS managed CPE	Hours (24x 7)	From when Reuters first notifies SAVVIS help desk

[**] MTTR in each of the following 4 Reuters major data centers located in London, Singapore, New York and St Louis.

Less than [**] in all other Intra-Lata locations.

Less than [**] in all other Inter-Lata locations.

Time to switch failed Circuit to backup/shadow if available	Minutes	From when Reuters first notifies SAVVIS help desk until when traffic fully re-routed	[**] (ATM) [**] Frame) [**] (OSPF) [**] (BGP)

Time to notify Reuters of Denial of Service attack	Minutes	From when SAVVIS first becomes aware of the attack until when the appropriate Reuters person is notified	[**]

Time to notify Reuters of planned Outage	Days	Days before the planned outage	[**]

[**] CONFIDENTIAL TREATMENT REQUESTED

Time to notify Reuters of unplanned outage	Minutes	From when the Outage is first experienced to when the appropriate Reuters person is notified	[**]

Committed information rate	Percentage	Committed information rate as a percentage of access port speed	[**]

Error rate	Percentage	Error message as percentage of bits throughput	[**]

Discards	Percentage	Discards as a percentage of bits throughput	[**]

Notes:

[1]	RTD for this trip is the time required for a packet on a 256 kbps port to travel round trip an average distance of [**].
[2]	RTD for this trip is the time required for a packet on a 256 kbps port to travel round trip an average distance of [**].
[3]	RTD for this trip is the time required for a packet on a 256 kbps port to travel round trip an average distance of [**]
[4]	RTD for this trip is the time required for a packet on a 256 kbps port to travel round trip an average distance of [**]
[5]	RTD for this trip is the time required for a packet on a 256 kbps port to travel round trip an average distance of [**]
[6]	RTD for this trip is the time required for a packet on a 256 kbps port to travel round trip an average distance of [**]

[**] CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT C

SCHEDULE 5, SECTION 6.2(C)(iii)

Round Trip Delay

•	If the average monthly RTD exceeds targets listed in Section 5.1, except with respect to Internet Access, where the targets are set forth in column 5 of Section 5.2 (attached hereto as Exhibit B), SAVVIS will credit [**] of monthly billed charges with respect to each Site connected to an affected SAVVIS POP.

•	If the average monthly RTD exceeds five (5) times the target amounts listed in Section 5.1, except with respect to Internet Access, where the targets are set forth in column 5 of Section 5.2 (attached hereto as Exhibit B), SAVVIS will credit [**] of monthly billed charges with respect to each Site connected to an affected SAVVIS POP.

[**] CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT D

SCHEDULE 5, SECTION 6.2(D)(vii)

Creditable Service Levels

With respect to Internet Access only, Reuters shall, by giving SAVVIS written notice, have the option to terminate any affected Port and associated Local Access Loop with respect to which in any [**], SAVVIS fails to achieve the service level targets stated in column 6 of Section 5.2 (attached hereto as Exhibit B) (an “Internet Termination Event”). In the event an Internet Termination Event occurs and Reuters desires to terminate the Port and Local Access Loop with respect to which such Internet Termination Event occurred, Reuters shall provide SAVVIS with written notification of such termination which notice must be sent within thirty (30) days following the Internet Termination Event and such termination shall be effective upon SAVVIS’ receipt of such written notice. Such termination shall be without any further obligation to SAVVIS other than the payment of all amounts due and owing to SAVVIS through the date of such termination inclusive of any credits that apply to Reuters. Failure by Reuters to provide SAVVIS with timely notifications as set forth herein, will be deemed a waiver by Reuters of this termination right.

[**] CONFIDENTIAL TREATMENT REQUESTED